                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
       SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF QUARTERLY REPORT
            ON FORM 10-QSB OF ADVANCED REFRACTIVE TECHNOLOGIES, INC.
                       FOR THE QUARTER ENDED JUNE 30, 2006

The undersigned is the Chief Executive Officer of Advanced Refractive Technologies, Inc. (the "Company"). This certification is made pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2006.

I, Randal A. Bailey certify that the Quarterly Report on Form 10-QSB for the period ended June 30, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is executed as of August 14, 2006


                                   /s/ Randal A. Bailey
                                   --------------------
                                   Randal A. Bailey, Chief Executive Officer